
CABLETRON SYSTEMS, INC.

CONSOLIDATED  STATEMENTS OF STOCKHOLDERS' EQUITY Years ended February 29, 1996, and February 28, 1995 and 1994
------------------------------------------------------------------------------------------------------------------------
(in thousands)
                                                           Additional             Cumulative        Notes          Total
                                                 Common      paid-in    Retained  translation  receivable-  stockholders'
                                                  stock      capital    earnings  adjustment  stockholders        equity
------------------------------------------------------------------------------------------------------------------------
Balances at February 28, 1993 ............         $286      $98,026    $194,492     ($3,124)      ($401)      $289,279
------------------------------------------------------------------------------------------------------------------------
Repayments of notes receivable,
   stockholders ..........................          --            --          --           --         66             66
Issuance of common stock, net ............           4        1,880           --           --         --          1,884
Exercise of options for 729
   shares of common stock ................           4        7,546           --           --         --          7,550
Other ..................................            --           --           49           --         --             49
Tax benefit for options exercised ........          --        6,980           --           --         --          6,980
Issuance of 55 shares under employee
   stock purchase plan ...................           1        1,636           --           --         --          1,637
Effect of foreign currency translation ...          --           --           --         (47)         --            (47)
Net income ...............................          --           --      118,321           --         --        118,321
------------------------------------------------------------------------------------------------------------------------
Balances at February 28, 1994 ............         295      116,068      312,862      (3,171)       (335)       425,719
------------------------------------------------------------------------------------------------------------------------
Repayments of notes receivable,
   stockholders ..........................          --           --           --          --         131            131
Canceled 19 shares upon employee
   terminations, net .....................          --          (30)          --          --          30             --
Issuance of common stock, net ............          10        2,843           --          --        (195)         2,658
Exercise of options for 369
   shares of common stock ................           3        4,884           --          --          --          4,887
Tax benefit for options exercised ........          --        5,712           --          --          --          5,712
Issuance of 68 shares under employee
   stock purchase plan ...................          --        2,287           --          --          --          2,287
Stock split in the form of stock
dividend, net of fractional share buy-back         429          (11)        (429)         --          --            (11)
Stock repurchased and retired ............          (3)     (13,056)          --         --           --        (13,059)
Effect of foreign currency translation ...          --           --           --       1,807          --          1,807
Net income ...............................          --           --      162,595          --          --        162,595
------------------------------------------------------------------------------------------------------------------------
Balances at February 28, 1995 ............         734      118,697      475,028     (1,364)        (369)       592,726
------------------------------------------------------------------------------------------------------------------------
Repayments of notes receivable,
   stockholders ..........................          --           --           --         --         174             174
Issuance of common stock, net . ..........           9       41,765           --         --          --          41,774
Issuance of common stock for Fivemere
   acquisition ...........................           1        2,564           --         --          --           2,565
Repayment of notes receivable ............          --           --           --         --          44              44
Exercise of options for 762
   shares of common stock ................           8       17,213           --         --          --          17,221
Tax benefit for options exercised ........          --        7,215           --         --          --           7,215
Issuance of 77 shares under employee
   stock purchase plan ...................          --        3,323           --         --          --           3,323
Stock repurchased and retired ............          --       (1,173)          --         --          --          (1,173)
Effect of foreign currency translation ...          --           --           --        315          --            315
Net income ...............................          --           --      147,101         --          --         147,101
------------------------------------------------------------------------------------------------------------------------
Balances at February 29, 1996 ............        $752     $189,604     $622,129    ($1,049)       (151)       $811,285
------------------------------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.



CABLETRON SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended February 29, 1996, and February 28, 1995 and 1994
(in thousands)

                                                              1996                1995               1994
                                                              ----                ----               ----

Cash flows from operating activities:
    Net income ..........................................   $147,101            $162,595           $118,321
    Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization .....................     32,528              26,995             17,455
      Provision for losses on accounts receivable .......        356                  72              1,734
      Forgiveness of notes receivable from shareholders .         --                  --                224
      Loss on disposals of property, plant and equipment          93                 174                113
      Deferred taxes ....................................    (38,766)             (4,434)            (6,151)
      Changes in assets and liabilities:
         Accounts receivables ...........................    (54,982)            (29,399)           (18,493)
         Inventories ....................................    (55,183)            (23,314)            (9,607)
         Prepaid expenses and other assets ..............    (19,026)             (3,463)             1,186
         Accounts payable and accrued expenses ..........     66,034              12,669             22,527
         Income taxes payable ...........................      3,705              10,476             (3,924)
                                                            --------             -------           --------
           Net cash provided by operating activities ....     81,860             152,371            123,385
                                                            --------             -------           --------
Cash flows from investing activities:
      Capital expenditures ..............................    (67,385)            (63,816)           (39,575)
      Purchase of available-for-sale securities .........   (124,968)            (71,598)           (30,097)
      Purchase of held-to-maturity securities ...........   (205,852)           (282,712)          (258,517)
      Maturities of marketable securities................    208,922             323,682            197,406
      Sales of available for sale securities ............     27,471                  --                 --
                                                            --------             -------           --------
           Net cash used in investing activities ........   (161,812)            (94,444)          (130,783)
                                                            --------             -------           --------
Cash flows from financing activities:
      Repayments of notes receivable from stockholders ..        217                 131                 66
      Repurchase of common stock ........................     (1,173)            (13,070)                --
      Tax benefit of options exercised ..................      7,215               5,712              6,980
      Proceeds of issuance of common stock, net .........     41,831               2,508              1,980
      Common stock issued to employee stock purchase plan      3,323               2,287              1,637
      Proceeds from stock option exercise ...............     17,164               4,887              7,356
                                                            --------            --------           --------
           Net cash provided by financing
           activities ...................................     68,577               2,455             18,019
                                                            --------            --------           --------
    Effect of exchange rate changes on cash .............        159                 712                161
                                                            --------            --------           --------
    Net increase (decrease) in cash and cash equivalents     (11,216)             61,094             10,782
    Cash and cash equivalents, beginning of year ........    116,683              55,589             44,807
                                                            --------            --------           --------
    Cash and cash equivalents, end of year ..............   $105,467            $116,683           $ 55,589
                                                            ========            ========           ========


    Cash paid during the year for:
      Income taxes ......................................   $142,733            $ 68,420           $ 67,263
                                                            ========            ========           ========

See accompanying notes to consolidated financial statements.

Note (3)  Business Combination

On November 17, 1995, Network Express acquired the entire capital of Fivemere Limited located in Aldershot, England. The total purchase price of $13.5 million included a cash payment of $10 million, the issuance of 66,000 shares and acquisition costs of $917,000. The acquisition has been accounted for by the purchase method of accounting and, accordingly, the accompanying consolidated financial statements include the results of operations that are combined with Network Express. The fair value of the net assets and acquired in-process research and development was $2.2 million and $8.7 million respectively. Because the technological feasibility of the acquired in-process research and development had not yet been established and the in-process technology had no alternative use, this amount was immediately charged to operations in the fourth quarter of Network Express financial statements. The excess of $2.6 million of the acquisition price over such fair value has been recorded as goodwill.

The Company completed the acquisition of the Enterprise Networks Business Unit from Standard Microsystems Corporation on January 12, 1996. The acquisition was accounted for as a purchase and, accordingly, the acquired assets and liabilities were recorded at their estimated fair market value at the date of the acquisition. The total charge of approximately $85.7 million, included $67.8 million for in-process research and development and $17.9 million for nonrecurring charges which included adjustments to conform the ENBU accounting policies with the Company's accounting policies. The Company's consolidated results of operations include the operating results of the acquired business from its acquisition date. The following unaudited pro forma combined results of operations for fiscal 1996 and fiscal 1995 have been prepared assuming that the acquisition of the Enterprise Networks Business Unit of Standard Microsystems Corporation occurred at the beginning of each such period. The following unaudited pro forma financial information is not necessarily indicative of results of operations that would have occurred had the transaction taken place at the beginning of each of fiscal 1996 or fiscal 1995 or of the future results of the combined companies.
                                           1996          1995
                                           ----          ----
(in thousands)
Net sales                            $1,109,100      $846,789
Operating income                       $191,208      $231,657

The Company completed the acquisitions of Zeitnet, Inc. and Network Express, Inc. on July 26, 1996 and August 1, 1996, respectively, by issuing approximately 3,349,000 shares of Cabletron common stock in exchange for all the outstanding shares of ZeitNet and Network Express. These acquisitions were accounted for as poolings of interests. In connection with these acquisitions the Company recorded a nonrecurring charge of $43 million in the quarter ended August 31, 1996 (unaudited), which related to direct transaction costs, consisting primarily of investment banking fees and costs associated with combining the operations of the two companies, the majority of which relates to redundant assets and facilities. These consolidated financial statements for fiscal years 1996, 1995 and 1994 have been prepared assuming that the acquisitions of ZeitNet, Inc. and Network Express, Inc. occurred at the beginning of each such period.

Note (6)  Property, Plant and Equipment

Property,  plant and equipment consist of the following at February 29, 1996 and
February 28, 1995:
                                                                    Estimated useful
(in thousands)                              1996         1995             lives
                                            ----         ----      -----------------
Land and land improvements ...........  $  1,760     $  1,438                --
Building and building
   improvements ......................    37,058       23,799       30-40 years
Construction in progress .............        --        3,265                --
Equipment ............................   194,200      142,201         3-5 years
Furniture and fixtures ...............    10,374        6,958         5-7 years
Leasehold improvements ...............     6,304        3,201         3-5 years
Motor vehicles .......................     3,651        3,854         3-5 years
                                        --------     --------
                                         253,347      184,716
Less accumulated depreciation and
   amortization ......................   100,136       67,162
                                        --------     --------
                                        $153,211     $117,554
                                        ========     ========

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CABLETRON SYSTEMS, Inc.



Dated:  October 24, 1996      By:  /S/ CRAIG R. BENSON
                                   -------------------
                                   Craig R. Benson
                                   Chairman and Chief Operating Officer










                                      -18-